UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2007
Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn, Massachusetts	01801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 376-3000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 26, 2007, Skyworks Solutions, Inc. issued a press release announcing its intention to offer $100 million aggregate principal amount of convertible subordinated notes due 2010 and $100 million aggregate principal amount of convertible subordinated notes due 2012 (the “Notes”). The Notes will be offered to qualified institutional buyers pursuant to a Rule 144A offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release dated February 26, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2007	SKYWORKS SOLUTIONS, INC.
	By:	/s/ Allan M. Kline
		Name:	Allan M. Kline
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 26, 2007.